As filed with the Securities and Exchange Commission on November 28, 2000.

                                                     Registration Nos. 333-14449
                                                                       811-07599

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 7

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 10

                          DOMINI INSTITUTIONAL TRUST
              (Exact Name of Registrant as Specified in Charter)

              536 Broadway, 7/th/ Floor, New York, New York 10012
                   (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 212-217-1100

                                 Amy L. Domini
                         Domini Social Investments LLC
                           536 Broadway, 7/th/ Floor
                           New York, New York 10012
                    (Name and Address of Agent for Service)

                                   Copy To:
                             Roger P. Joseph, Esq.
                               Bingham Dana LLP
                              150 Federal Street
                          Boston, Massachusetts 02110

It is proposed that this filing will become effective on December 1, 2000 pursuant to paragraph (b) of Rule 485.

Domini Social Index Portfolio has also executed this registration statement.

[LOGO OF DOMINI SOCIAL INVESTMENTS]

Domini Institutional Social Equity FundSM

Prospectus

December 1, 2000

The Way You Invest Matters SM


As with all mutual funds, the Securities and Exchange Commission has not judged whether this fund is a good investment or whether the information in this pro-spectus is truthful and complete. Anyone who indicates otherwise is committing a federal crime.

Table of Contents

The Fund at a Glance

 Investment Objective.....................................................    2
 Primary Investment Strategy and
        Overview of the Social Screens Used by the Index..................    2
 Primary Risks............................................................    3
 Past Performance of the Fund.............................................    4
 Fund Fees and Expenses...................................................    5
 Structure................................................................    6

More About the Fund

 About Index Investing....................................................    7

   Answers to basic questions about how index funds work, how index funds differ from actively managed funds, and an overview of the advantages they offer.

 What is the Domini 400 Social Indexsm?...................................    9

   Information about the nation's first socially screened index, how it was created and is maintained, and further details about the Fund's socially responsible investment criteria.

 Is the Fund an Appropriate Investment for Me?............................   13
 Additional Investment Strategies & Risk Information......................   14
 Who Manages the Fund?....................................................   16

Shareholder Manual........................................................  A-1

   Information about buying and selling shares, distributions, and the tax consequences of an investment in the Fund.

Financial Highlights......................................................  B-1


            Why Reading this Prospectus is Important
            This prospectus explains the objective,
            risks, and strategies of the Domini
            Institutional Social Equity Fund. Reading the prospectus will help you to decide whether the Fund is the right investment for you.
            Mutual funds:
               . are not FDIC-insured
               . have no bank guarantees
               . may lose value
            Because you could lose money by investing in this Fund, we suggest that you read this prospectus carefully, and keep it for future reference.

The Fund at a Glance

Investment Objective

The Fund seeks to provide its shareholders with long-term total return that matches the performance of the Domini 400 Social Index, an index made up of the stocks of 400 companies selected using social and environmental criteria. The Index is composed primarily of large-capitalization U.S. companies.

Primary Investment Strategy

The Fund seeks to match the composition of the Index as closely as possible. The Fund typically invests in all 400 stocks included in the Domini 400 Social Index, in approximately the same proportion as they are found in the Index.This is known as a full replication strategy.

Although you cannot invest directly in an index, an index mutual fund provides you the opportunity to invest in a portfolio that tracks an index.

Overview of the Social Screens Used by the Index:
 . The Index avoids companies that manufacture tobacco products or alcoholic beverages, companies that derive any revenues from gambling enterprises, major military contractors and companies that have an ownership share in, or operate, nuclear power plants.

 . The Index seeks to hold the stocks of good corporate citizens, demonstrated by positive relations with their communities and their employees, by their environmental record, and by the quality and safety of their products.

For more information about the Domini 400 Social Index and its social screens, please refer to page 10.

                              The Fund at a Glance
Primary Risks

 . Market Risk. The Fund seeks to remain fully invested in the stock market during all market conditions. Therefore, the value of your investment, like stock prices generally, may fluctuate widely. You could lose money. Stock markets tend to move in unpredictable cycles, with periods of rising prices and periods of falling prices. The value of your investment will vary from day to day due to changing market conditions, or conditions relating to specific companies.

 . Style Risk. The Fund primarily invests in the stocks of large-capitalization companies. Large-capitalization stocks tend to go through cycles where they do better, or worse, than the stock market in general. The performance of your investment will generally follow these broad market trends. Because the Domini 400 Social Index is weighted by market capitalization, a few large companies represent a relatively large percentage of the Index. Should the value of one or more of these stocks decline significantly, it could negatively affect the Fund's performance.

The Fund's portfolio is subject to strict social and environmental screens. Because of these screens, Fund management may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for social or environmental reasons when it is otherwise disadvantageous to do so.

 . Indexing. The Fund will continue to invest in the Domini 400 Social Index, regardless of how the Index is performing. It will not shift its concentration from one industry to another, or from stocks to bonds or cash, in order to defend against a falling or stagnant stock market. If the Index is heavily weighted in a single industry or sector, the Fund will be heavily invested in that industry or sector, and as a result can be affected more positively or negatively by developments in those industries than would be another investment company whose investments are not restricted to the securities in the Index. Also, the Fund's ability to match the performance of the Index may be affected by a number of factors, including Fund operating expenses and transaction costs, inflows and outflows of cash from the Fund and imperfect correlation between the Fund's holdings and those in the Index.

There can be no guarantee that the Fund will be able to achieve its investment objective. The investment objective of the Fund may be changed without the approval of the Fund's shareholders, although management currently has no intention to do so.

Additional risk information is provided in the More About the Fund section at page 7, 14, and in the Statement of Additional Information.

                              The Fund at a Glance
Past Performance of the Fund

The bar chart and table below provide an indication of the risk of investing in the Fund by illustrating how returns have varied from one year to the next and by showing how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index (S&P 500), a broad-based index. Please note that this information represents past performance, and is not necessarily an indication of how the Fund will perform in the future.

Total Return for Years Ended December 31

This bar chart shows how the Fund's performance has varied over the last three calendar years.

                                  [BAR GRAPH]

                             1997    1998    1999

                            37.31%  33.98%  23.51%

  Best quarter covered by the bar chart above:
  24.86% (quarter ended 12/31/98)

  Worst quarter covered by the bar chart above:
  -9.65% (quarter ended 9/30/98)

  Year-to-date performance as of 9/30/00: -
  7.16%

                              The Fund at a Glance

Average Annual Total Return as of 12/31/99

The table below shows the Fund's average annual total returns in comparison to the S&P 500.


                                         Since
                                1 Year Inception
                                       (5/30/96)
     -------------------------------------------
        Domini Institutional    23.51%  29.93%
        Social Equity Fund
     -------------------------------------------
        S&P 500                 21.04%  26.56%


Fund Fees and Expenses

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Fund.*

Shareholder Fees (fees paid directly by you)
Sales Charge (Load) Imposed on Purchases:              None
Deferred Sales Charge (Load):                          None
Sales Charge (Load) Imposed on Reinvested Dividends:   None
Redemption Fees:                                       None
Exchange Fees:                                         None

Annual Fund Operating Expenses
(expenses deducted from the Fund's assets)
Management Fees:                                      0.20%
Distribution (12b-1) Fees:                             None
Other Expenses
   Administrative Services and Sponsorship Fee:       0.25%
   Other Expenses:                                    0.06%
                                                      -----
Total Annual Fund Operating Expenses:                 0.51%
Fee Waiver**:                                         0.21%
                                                      -----
Net Expenses:                                         0.30%
-----------------------------------------------------------

* The table reflects the expenses of the Fund and the Domini Social Index Portfolio, the underlying portfolio in which the Fund invests.

** For the period from November 30, 2000 to November 30, 2001, Domini Social Investments LLC has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 0.30% of its average daily net assets.

                              The Fund at a Glance
Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur if you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of each period. This example assumes that the Fund provides a return of 5% a year, all dividends and distributions are reinvested and that operating expenses remain constant for the time period indicated.

         1 Year              3 Years                       5 Years                       10 Years
     -----------------------------------------------------------------------------------
          $31                 $142                          $264                           $620


This example should not be considered to represent actual expenses or performance from the past or the future. Actual future expenses may be higher or lower than those shown.


                Quick Guide to Important Information

                Minimum Initial Investment: $2,000,000

                Investment Adviser: Domini Social
                Investments LLC

                Inception Date: May 30, 1996

                Dividends: Distributed Quarterly, in
                March, June, September and December

                Capital Gains: Distributed Annually, in
                December

                Newspaper Listing: Dom Soc Inv-Instit
                Soc Equity

                Ticker Symbol: DIEQX

                Cusip Number: 257131102

                Website: www.domini.com

                Shareholder Services: 1-800-582-6757

More About the Fund
About Index Investing

What is an index?

An index is an unmanaged group of stocks selected to measure the behavior of the market, or some portion of it. The Standard & Poor's 500 Index, for example, is an index of 500 companies selected to track the performance of the broad market of large-cap U.S. companies. Investors use indexes as benchmarks to measure how their investments are performing in comparison to the market as a whole.

The Domini 400 Social Index attempts to track the performance of the broad market of primarily large-cap U.S. companies that the typical socially responsible investor would consider an appropriate investment. The Domini 400 Social Index was created to serve as a benchmark for socially and environmentally conscious investors

What is the difference between an index fund and an actively managed fund?

The Fund uses a passive investment strategy. This means that the Fund purchases, holds and sells stocks based on the composition of the Domini 400 Social Index, rather than on a manager's judgment as to the direction of the market or the merits of any particular stock.

Unlike index funds, actively managed funds are generally managed to achieve the highest possible return within certain parameters. These funds are managed by stock-pickers who buy and sell stocks based on their opinion of the financial outlook of the stock. Because index funds use a passive strategy, changes in management generally have less impact on fund performance.

Index funds provide investors with an opportunity to invest in a portfolio that is specially designed to match the performance of a particular index. Rather than relying on the skills of a particular mutual fund manager, index fund investors purchase, in a sense, a cross-section of the market. Their performance should therefore reflect the segment of the market that their fund is designed to track.

                              More About the Fund
What are some of the advantages of index investing?

Index investing has become quite popular because it offers investors a convenient, relatively low-cost and tax-efficient way to obtain exposure to a broad spectrum of the stock market. Here are some other advantages:

 . Diversification. Because indexes such as the Domini 400 Social Index seek to measure the performance of the broad market, they invest in a large number of companies representing a diverse mix of industries. This structure can help reduce volatility as compared to funds that may invest in a smaller number of companies, or focus on a particular industry.

 . Benchmark Comparability. All stock mutual funds measure their performance in relation to a particular market benchmark. Index funds typically match the performance of their particular benchmarks more closely than comparable actively managed funds.

 . Tax Efficiency. Turnover rate refers to the volume of buying and selling of stocks by a fund. The turnover rate of index funds tends to be much lower than the average actively managed mutual fund. Depending on your particular tax situation, a low turnover rate may produce fewer taxable capital gains.


     Compare Turnover Rates

             The average annual turnover rate for all domestic stock funds is 63%.*

             The annual turnover rate for the Domini
             Institutional Social Equity Fund is 9%.**
             (There is no guarantee that this turnover will not be higher in the future.)

             A 100% turnover rate would occur if a fund sold and replaced securities valued at 100% of its net assets within a one-year period.

              *As of 9/30/00; taken from Morningstar
             PrincipiaPro.

             **For the period from 8/1/99 to 7/31/00.

                              More About the Fund
What is the Domini 400
Social Index?

The Domini 400 Social Index (DSI 400) is the nation's first socially screened index. It was created and launched in May 1990 by the social research firm of Kinder, Lydenberg, Domini & Co., Inc. (KLD) in order to serve as a benchmark for social investors, and to determine how social screens affect financial performance. KLD is an affiliate of Domini Social Investments. The Domini Institutional Social Equity Fund was launched in 1996 to give institutional investors an opportunity to invest in the Index.

The Index is maintained by KLD. It is composed of the common stocks of 400 companies that meet the social criteria described below.

What are Social Screens?

All investment decisions use some type of "screen." Screens are guidelines that define which securities will be included in a portfolio, and which will be excluded. In addition to basic financial screens relating to financial solvency, industry and sector diversification, and market capitalization, the stocks in the Domini 400 Social Index are selected using two basic types of social screens: exclusionary and qualitative.

KLD uses exclusionary social screens to avoid certain industries such as tobacco and alcohol, and qualitative social screens to select companies based on their performance in a number of areas, such as diversity and the environment.
 Socially Responsible Investing

 Socially responsible investors factor social and environmental criteria into their investment decisions. They believe that this helps to encourage greater corporate responsibility, and may also help to identify companies that are good long-term investments because enlightened management may be better able to meet the future needs of society and the environment. In addition, in the course of seeking financial gain for themselves, they look for opportunities to use their investments to improve the lives of others.

 Typically, social investors avoid companies that manufacture products, or em-ploy practices, that they believe have harmful effects on society or the nat-ural environment. They seek to invest in companies with positive qualities, such as a proactive environmental record, or positive employee relations. This process is called "social screening."

 At Domini Social Investments, in addition to screening our investments, we work with companies to improve their social and environmental performance and file shareholder resolutions on these issues when necessary. In addition, we vote company proxies in a manner that is consistent with our social screening criteria, and publicly disclose our votes.

                              More About the Fund
How was the Domini 400 Social Index constructed?

To construct the Domini 400 Social Index, KLD first applied to the S&P 500 a number of traditional social screens. Roughly half of the S&P 500 companies qualified for the Index in this initial screening process. Approximately 150 non-S&P 500 companies were then added with two goals in mind. One goal was to obtain a broad representation of industries, so that the Index would more accurately reflect the composition of the broad market. Another goal was to identify companies that are particularly strong models of corporate behavior.

KLD maintains an extensive database of corporate accountability information on more than 1,000 publicly traded companies and bases its decisions on research into the factors described below.

Exclusionary Screens

KLD seeks to exclude the following types of companies from the Index:

 . Tobacco and Alcohol - firms that manufacture tobacco products or alcoholic beverages;

 . Gambling - firms that receive identifiable revenues from gambling enterprises;

 . Nuclear Power - firms that have an ownership share in, or operate nuclear power plants; and

 . Weapons - firms that receive more than 2% of their gross revenues from the sale of military weapons.

Qualitative Screens

KLD considers the following criteria when evaluating companies for possible inclusion in the Index:

 . Environmental Performance - a company's record with regard to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services;

 . Employee Relations - a company's record with regard to labor matters, workplace safety, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit sharing plans;

                              More About the Fund

 . Diversity - a company's record with regard to the hiring and promotion of women and minorities, particularly to management positions and the board of directors, including a company's record with respect to the availability of benefit programs that address work/family concerns, innovative hiring programs for the disabled and progressive policies toward gays and lesbians;

 . Corporate Citizenship - a company's record with regard to its charitable activities and its community relations in general; and

 . Product-Related Issues - a company's record with regard to product safety, marketing practices, and commitment to quality.

From time to time, KLD may, at its discretion, choose to apply additional criteria, or to modify the application of the criteria listed above, without consulting shareholders.

How are the Fund's largest holdings selected?

Like the S&P 500, the DSI 400 is "market capitalization-weighted." Market capitalization is a measure of the value of a publicly traded company. It is calculated by multiplying the total number of outstanding shares of company stock by the price per share.

The Fund's portfolio is also market capitalization-weighted. For example, assume that the total market value of Company A's shares is twice the total market value of Company B's shares. The Fund's portfolio is structured so that its holdings of Company A's shares will be twice the value of its holding of Company B's shares. The Fund's top ten holdings therefore are simply the ten companies with the highest market value in the Index.

Because it seeks to duplicate the Index as closely as possible, the Fund will attempt to have a correlation between the weightings of the stocks it holds in its portfolio and the weightings of the stocks in the Index of 0.95 or better. A figure of 1.0 would indicate a perfect correlation.

How is the Domini 400 Social Index maintained?

To keep turnover low and to more accurately reflect the performance of the market, the Index is maintained using a "buy and hold" strategy. Generally speaking, this means that companies that are in the Index stay in the Index for a long time. A company will not be removed because its stock has not been performing well, unless in KLD's opinion the company is no longer financially viable. Sometimes a company is removed from the Index because it has been acquired by another company.

                              More About the Fund

Sometimes a company may split into two companies, and only one of the surviving companies is selected to stay in the Index (because the Index is maintained to consist of exactly 400 companies at all times).

A company may also be removed from the Index because its social profile has deteriorated, or due to its inadequate response to a significant controversy. When a company is removed from the Index, it is replaced with another company. In the selection process, among other factors, KLD considers the size of the company, the industry it is in, and its social profile.

Are there companies I won't like in the Domini 400 Social Index?

The screens for the Index are designed to reflect those most widely used by social investors.Therefore, you may find that some companies in the Index do not reflect your social or environmental standards.You may wish to review a list of companies in the Fund's portfolio to decide if they meet your personal standards.The complete list is available in the Fund's annual and semi-annual reports.To obtain copies of these reports, free of charge, call 1-800-762-6814.

No company is a perfect model of corporate responsibility. Each year, the Fund uses its voice as a shareholder to encourage companies to improve their social and environmental records by voting proxies, writing letters, engaging management in dialogue and filing shareholder resolutions.

                              More About the Fund
Is the Fund an Appropriate Investment for Me?

Accounts in the Fund may only be established by or for the benefit of entities which have been approved by the distributor and which fall within the following categories:

 . Endowments,

 . Foundations,

 . Religious organizations, and

 . Other not-for-profit entities.

The Fund may change this policy at any time.

If you are seeking long-term growth, and are looking for an efficient way to invest in the broad U.S. stock market, the Fund may be appropriate for you.

Please note that although the Fund's portfolio holds a broad cross-section of the U.S. stock market, it should not be considered a balanced investment program because it only holds stocks. In addition, the Fund should be considered a long-term investment and is not appropriate for short-term trading purposes.

If you depend on your investments for current income, or would find it a financial hardship to wait out periods of stock market volatility, the Fund may not be appropriate for you.

                              More About the Fund
Additional Investment Strategies &
Risk Information

Investment Structure:

The Fund invests its assets in the Domini Social Index Portfolio. The Portfolio has the same investment objective as the Fund and invests in securities using the strategies described in this prospectus. The Fund may withdraw its investment from the Portfolio at any time if the Board of Trustees of the Fund determines that it is in the best interests of the Fund to do so. The Board of Trustees would then consider what action might be taken, including investing all of the Fund's assets in another similarly structured portfolio having the same investment objective as the Fund, or hiring an investment adviser to manage the Fund's assets. There is currently no intention to change the Fund's investment structure. References to the Fund in this prospectus include the Portfolio, unless the context requires otherwise.

Cash Reserves:

Although the Fund seeks to be fully invested in the stock market at all times, it keeps a small percentage of its assets in cash, or cash equivalents. These reserves provide the Fund with flexibility to meet redemptions and expenses, and to readjust its portfolio holdings. The Fund may hold these cash reserves uninvested or may invest them in high quality, short-term debt securities issued by agencies or instrumentalities of the United States Government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits or repurchase agreements. The issuers of these securities must satisfy certain social criteria.

Securities Lending:

Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, the Fund may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. These loans would be required to be secured continuously by collateral consisting of securities, cash or cash equivalents maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to terminate a loan and obtain the securities loaned at any time on three days notice.

                              More About the Fund

During the existence of a loan, the Fund would continue to collect the equivalent of the dividends paid by the issuer on the securities loaned and would also receive interest on investment of cash collateral. The Fund may pay finder's and other fees in connection with securities loans. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

The Fund is not required to use every investment technique or strategy listed in this prospectus or in the Statement of Additional Information.

For Additional Information about the Fund's investment strategies and risks, the Fund's Statement of Additional Information is available, free of charge, from Domini Social Investments.

                              More About the Fund

Who Manages the Fund?

Portfolio Adviser:

Domini Social Investments LLC (DSIL), 536 Broadway, 7th Floor, New York, NY 10012, has been managing money since November 1997 and currently manages more than $2.0 billion dollars in assets for individual and institutional investors who are working to create positive change in society by using social and environmental criteria in their investment decisions. DSIL is the Portfolio's manager and provides the Portfolio with investment supervisory services, overall operational support and administrative services. In addition, DSIL is the sponsor of the Fund and provides the Fund with the administrative personnel and services necessary to operate the Fund.

Social Research & Index Maintenance:

Kinder, Lydenberg, Domini & Co., Inc. (KLD) determines the composition of the Domini 400 Social Index.

Portfolio Investment Submanager:

Mellon Equity Associates, LLP, with its main offices at 500 Grant Street, Pittsburgh, PA 15258, provides investment submanagement services to the Portfolio pursuant to a Submanagement Agreement with DSIL. A team of portfolio managers at Mellon Equity implements the daily transactions necessary to maintain the proper correlation between the Fund's portfolio and the Domini 400 Social Index. They do not determine the composition of the Index.

For the services DSIL and Mellon Equity provided to the Fund and the Portfolio during the fiscal year ended July 31, 2000, they received a total of 0.20% of the average daily net assets of the Fund.

Shareholder Manual
This section provides you with information on how to buy and sell shares of the Fund, how Fund shares are valued, and the tax consequences of an investment in the Fund.

Table of Contents

  How to Open an Account..................................................   A-2
  How to Buy Shares.......................................................   A-2
  How to Sell Shares......................................................   A-4
  How the Price of Your Shares is Determined..............................   A-7
    How can I find out the Fund's NAV?....................................   A-7
    How do you determine what price I will get when I buy shares?.........   A-7
    How do you determine what price I will get when I sell shares?........   A-7
    How is the value of securities held by the Fund determined?...........   A-8
  Fund Statements and Reports.............................................   A-9
  Dividends and Capital Gains.............................................  A-10
  Taxes...................................................................  A-10
  Rights Reserved by the Fund.............................................  A-11

For more information on:

 . investing in the Fund,
 . your account,
 . the Fund's daily share price, and
 . socially responsible investing,

Call our Shareholder Information Line toll-free at 1-800-762-6814. Shareholder representatives are available to take your call weekdays, from 9-5PM, Eastern Time.You may obtain the share price of the Fund 24 hours a day, 7 days a week by using our automated system.

Visit our web site at www.domini.com.


              Quick Reference

              Nasdaq Symbol: DIEQX

              Newspaper Listing: Dom Soc Inv-Instit Soc
              Equity

              Account Statements are mailed quarterly.

              Trade Confirmations are sent after
              purchases and redemptions.

              Annual and Semi-Annual Reports will be
              mailed in late September and March,
              respectively.


                                    - A-1 -

                               Shareholder Manual
How to Open an Account

1. Read this prospectus (and please keep it for future reference).

2. Decide how much you want to invest.

 The minimum initial investment is $2,000,000. The Fund, in its sole discre-tion, may permit purchases for lesser amounts.

3. You can choose one of several different payment methods to make your initial investment. Please review the options listed under "How to Buy Shares", and follow the simple instructions we've provided. Be sure to completely fill out and sign the Account Application.

If at any time you need assistance, please call us at 1-800-762-6814, weekdays from 9-5PM, Eastern Time.

How to Buy Shares

By Check

Mail the completed Account Application and your check to:

 Domini Funds
 P.O. Box 60494
 King of Prussia, PA 19406-0494

For subsequent investments, fill out the investment form that came with your trade confirmation or account statement or send a note with your account number and Fund name. Always be sure to include your account number on your check. If you need additional forms, please call 1-800-762-6814.

Your checks must be in U.S. dollars drawn on a U.S. bank and be made payable to "Domini Funds."


              IMPORTANT: For our mutual protection,
              Domini cannot accept checks made payable to third parties.


                                    - A-2 -

                               Shareholder Manual

By Bank Wire

To establish wire privileges on an existing account, or for additional information about the service, please call the Fund's transfer agent at 1-800-762-6814.

Wire your investment to:

 Bank:Boston Safe Deposit Bank
 ABA:011001234
 Acct Name:Domini Funds
 Acct #:043370
 FBO:        Fund Name, and Your Account Name and Number at Domini Funds

For new accounts, please call 1-800-762-6814 to obtain an account number before wiring funds.

By Transfer

For information on transferring assets from another mutual fund family, please call 1-800-762-6814.

How to Exchange Shares

You may exchange all or a portion of your shares into any other available Domini Funds or the Domini Money Market AccountSM. You may request an exchange by calling 1-800-762-6814, or in writing. All written requests must be signed by all owners.

For information on transferring assets from another mutual fund family, please call 1-800-762-6814 or visit www.domini.com to obtain the necessary forms.


     The Domini Money Market AccountSM

     The Domini Money Market Account (DMMA) offered through South Shore Bank is an FDIC-insured (up to $300,000) interest-bearing account with direct community development benefits. You may open and maintain a DMMA at no charge, and take advantage of free check-writing (with a $500 minimum per check), and easy transfers by telephone to and from your Domini Institutional
     Social Equity Fund account. A DMMA investment is subject to certain terms and conditions. Call 1-
     800-762-6814 for more information.

     The rate of return for the Domini Money Market
     Account will vary. The Domini Institutional
     Social Equity Fund is not affiliated with any bank and is not insured by the FDIC.


                                    - A-3 -

                               Shareholder Manual

How to Sell Shares

You are free to sell all or part of your Fund shares at any time during New York Stock Exchange trading hours (generally weekdays from 9AM - 4PM Eastern
Time). The Fund will send the proceeds from the sale to you or a third party that you have designated (this may require a Signature Guarantee - see page A-
5).

Transactions are processed at the next determined share price after Domini receives your sale request in good order.


 IMPORTANT: Once a redemption order is
 placed, the transaction cannot be
 canceled.


You may sell (redeem) your shares in the Fund in the following ways:

In Writing

Mail written redemption requests to:

 Domini Funds
 P.O. Box 60494
 King of Prussia, PA 19406-0494

For overnight deliveries, please use the following address:

 Domini Funds
 c/o First Data Investor Services Group
 211 South Gulph Road
 King of Prussia, PA 19406

Letters requesting redemptions must:

 . specify the dollar amount or number of shares to be sold, the fund name and the account number; and

 . be signed in exactly the same way the account is registered by all regis-
   tered owners or authorized signers.
What is "Good Order"?

Purchase and sale
requests must be in
"good order" to be
accepted by the
Fund. To be in
"good order" a
request must
include:

 . The Fund name and
  your account
  number.

 . The amount of the
  transaction (in
  dollars or
  shares).

 . Signatures of all
  owners exactly as
  registered on the
  account (for
  requests by
  mail).

 . Signature
  guarantees, if
  required (see
  page A-5).

 . Any supporting
  legal
  documentation
  that may be
  required.




                                    - A-4 -

                               Shareholder Manual

Your redemption request may require a signature guarantee. Please see below for details.

By Telephone

To sell shares by telephone, call the Fund's transfer agent at 1-800-762-6814.

If you wish to receive your redemption by wire and have not already established wire privileges on your account, you must submit wire redemption requests in writing along with a Signature Guarantee (see below).

Please consider sending a written request to sell shares if you cannot reach the Fund's transfer agent by telephone.

Neither the Fund, nor its transfer agent or its distributor will be liable for any loss, liability, cost or expense for acting on telephone instructions believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please contact the Fund's transfer agent if you wish to suspend telephone redemption privileges.

By Wire

To establish wire redemption privileges on a new account, fill out the appropriate area on the application, and attach a voided check.

If you have not already established wire redemption privileges on your account you must submit wire redemption requests in writing along with a Signature Guarantee (see below).

Additional Information on Selling Shares

Signature Guarantees

You are required to obtain a Signature Guarantee from an Eligible Guarantor for any:

 . Sales (redemptions) exceeding $50,000;
 . Written sales requests, regardless of amount, made within 30 days following any changes in account registration; and . Redemptions made to a third party or to an address other than the address for which the account is registered (unless already established on your account).

                                    - A-5 -

                               Shareholder Manual

Eligible Guarantors may include:

 .banks;
 .savings institutions;
 .credit unions;
 .broker-dealers; and
 .other guarantors acceptable to the Fund and its transfer agent.

The Fund and its transfer agent cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud. The Fund or its transfer agent may, at its option, request further documentation prior to accepting requests for redemptions.

Unusual Circumstances

The Fund reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In the event that the Fund suspends telephone redemption privileges, or if you have difficulty getting through on the phone, you will still be able to redeem your shares through the other methods listed above.

The Fund may stop selling its shares or postpone payment:

 . during any period in which the New York Stock Exchange is closed or in which trading is restricted; or
 . if the Securities and Exchange Commission determines that an emergency ex-ists.

Large Redemptions

It is important that you call the Fund's transfer agent before you redeem a large dollar amount. We must consider the interests of all fund shareholders and so reserve the right to delay delivery of your redemption proceeds - up to seven days - if the amount will disrupt the Fund's operation or performance.

The Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

In an effort to protect the Fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the Fund, except upon approval of the Fund's management.

                                    - A-6 -

                               Shareholder Manual

How the Price of Your Shares is Determined

The Fund determines its share price (or "NAV", net asset value per share) at the close of the New York Stock Exchange, normally 4PM Eastern Time, on each day the Exchange is open for trading. This calculation is made by deducting the amount of the Fund's liabilities (debts) from the value of its assets, and dividing the difference by the number of outstanding shares of the Fund.


                                  Total Assets - Total Liabilities
        Net Asset Value (NAV) = ------------------------------------
                                    Number of Shares Outstanding


To calculate the value of your investment, simply multiply the NAV by the number of shares of the Fund you own.

How can I find out the Fund's NAV?

By Phone: You may obtain the Fund's NAV 24 hours a day, by calling 1-800-762-6814 from a touch-tone phone and accessing our automated system. You may speak with a shareholder representative weekdays from 9-5PM, Eastern Time.

Newspaper Listings: This information is also listed in the mutual fund listings of most major newspapers. The Fund is most commonly listed as: Dom Soc Inv-Instit Soc Equity.

Quarterly Statements: You will also receive this information quarterly, in your account statement.

How do you determine what price I will get when I buy shares?

If your order is received by the Fund's transfer agent by 4:00 PM Eastern Time in good order, you will receive the NAV determined at the end of that day. See "What is "Good Order"?" on page A-4 of this prospectus.

The Fund may stop offering its shares for sale at any time and may reject any order for the purchase of its shares.

How do you determine what price I will get when I sell shares?

When you sell shares you will receive the next share price that is calculated after your sale request is received by the Fund's transfer agent in good order. See "What is "Good Order"?" on page A-4 of this prospectus. Please note that the Fund will not accept redemption requests after 4PM, and will not hold trades for the following day.

                                    - A-7 -

                               Shareholder Manual

The Fund will normally pay for the shares on the next day the New York Stock Exchange is open for trading, but in any event within seven days. The Fund will delay payment for at least seven business days if your checks in payment for the purchase of the shares you wish to sell have not yet cleared (this may take up to 15 days). The Fund may pay by check or, if you have completed the appropriate box on the Account Application, by wire transfer.

How is the value of securities held by the Fund determined?

Securities held by the Fund are normally valued as follows:

Equity securities: Each security that is primarily traded on an exchange or on the Nasdaq Stock Market is valued at the last sale price on such exchange or on the Nasdaq.

Each security for which there were no sales during the day and each unlisted security not reported on the Nasdaq system is valued at the last quoted bid price, or at fair value as determined in good faith by or at the direction of the Board of Trustees.

Short-term obligations (remaining maturities of less than sixty days): Each short-term obligation is valued at amortized cost, which constitutes fair value as determined by the Board of Trustees.

Portfolio securities for which there are no such quotations or valuations: Each other portfolio security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

                                    - A-8 -

                               Shareholder Manual

Fund Statements and Reports

Confirmation Statements:

Statements confirming the trade date and the amount of your transaction are sent each time you buy, sell, or exchange shares. Always verify your transactions by reviewing your confirmation statement carefully for accuracy. Please report any discrepancies to our Shareholder Services department at 1-800-762-6814 promptly.

Fund Financial Reports:

The Fund's annual report is mailed in September, and the Fund's semi-annual report is mailed in March. These reports include information about the Fund's performance, as well as a complete listing of the Fund's holdings.

Tax Statements:

Each year we will send you a statement reporting the previous year's dividend and capital gains distributions and proceeds from the sale of shares, as required by the Internal Revenue Service. These are generally mailed in January.

                                    - A-9 -

                               Shareholder Manual

Dividends and Capital Gains

The Fund pays to its shareholders substantially all of its net income in the form of dividends. Dividends from net income, if any, are typically paid quarterly (usually in March, June, September and December). Any capital gains are distributed annually in December.

You may elect to receive dividends and capital gains either by check or in additional shares. Unless you choose to receive your dividends by check, all dividends will be reinvested in additional shares. In either case, these distributions are taxable to you.

Taxes

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation and the status of your account under state and local laws.

Taxability of Dividends:

Each year the Fund will mail you a report of your dividends for the prior year and how they are treated for federal tax purposes. If you are otherwise subject to federal income taxes, you will normally have to pay federal income taxes on the dividends you receive from the Fund, whether you take the dividends in cash or reinvest them in additional shares.

Dividends designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other dividends are generally taxable as ordinary income. Some dividends paid in January may be taxable to you as if they had been paid the previous December.
Dividends

Paid Quarterly

Capital Gains

Paid Annually






                                    - A-10 -

                               Shareholder Manual

Buying a Dividend:

Dividends paid by the Fund will reduce the Fund's net asset value per share. As a result, if you buy shares just before the Fund pays a dividend, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a dividend for which you may need to pay tax.

Taxability of Transactions:

Anytime you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.


    IMPORTANT: By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. The Fund may also be re-quired to withhold if you fail to certify that you are not otherwise subject to 31% backup withholding for failing to report income to the IRS, or otherwise vio-late IRS requirements.


Rights Reserved by the Fund

The Fund and its agents reserve the following rights:

 . To waive or lower investment minimums;
 . To accept initial purchases by telephone or mailgram;
 . To refuse any purchase or exchange order;
 . To cancel any purchase or exchange order (including, but not limited to, or-ders deemed to result in excessive trading, market timing, fraud, or 5% own-ership) upon notice to the shareholder within five business days of the transaction or prior to the time the shareholder receives confirmation of the transaction, whichever is sooner;
 . To implement policies designed to prevent excessive trading;
 . To freeze any account and suspend account services when notice has been re-ceived of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur;
 . To otherwise modify the conditions of purchase and any services at any time;
  and
 . To act on instructions believed to be genuine.

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interests of the Fund.

                                    - A-11 -

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the indicated periods. Certain information reflects financial results for a single Fund share. The total returns in the table rep-resent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information audited by KPMG LLP, whose re-port, along with the Fund's financial statements, is included in the annual re-port, which is available upon request.

                               Year          Year               Year               Year
                              Ended         Ended              ended              ended            For the period
                             July 31,      July 31,           July 31,           July 31,       May 30, 1996(/1/) to
                               2000          1999               1998               1997            July 31, 1996
                             --------      --------           --------           --------       --------------------
For a share outstanding for
 the Period:
Net asset value, beginning
 of period.................  $  21.50      $  17.87           $  14.71           $  9.60              $ 10.00
                             --------      --------           --------           -------              -------
Income (loss) from
 investment operations:
 Net investment income.....      0.12          0.14               0.15              0.13                 0.02
 Net realized and
  unrealized gain (loss)
  on investments...........      1.79          3.95               3.17              5.11                (0.41)
                             --------      --------           --------           -------              -------
   Total income (loss) from
    investment operations..      1.91          4.09               3.32              5.24                (0.39)
                             --------      --------           --------           -------              -------
Less distributions and
 dividends:
 Dividends to shareholders
  from net investment
  income...................     (0.12)        (0.14)             (0.13)            (0.13)               (0.01)
 Distributions to
  shareholders from net
  realized gains...........     (0.14)        (0.32)             (0.03)            (0.00)(/2/)             --
                             --------      --------           --------           -------              -------
   Total distributions and
    dividends..............     (0.26)        (0.46)             (0.16)            (0.13)               (0.01)
                             --------      --------           --------           -------              -------
Net asset value, end of
 period....................  $  23.15      $  21.50           $  17.87           $ 14.71              $  9.60
                             ========      ========           ========           =======              =======
Total return...............      8.85%        23.12%             22.74%            54.01%               (3.9)%
Portfolio Turnover*........         9%            8%                 5%                1%                   5%(/6/)
Ratios/supplemental data:
 Net assets, end of period
  (000's omitted)..........  $463,043      $219,393           $116,321           $74,257              $17,972
 Ratio of net investment
  income to average net
  assets...................     0.60%(/3/)    0.75%(/3/)(/4/)    0.96%(/3/)(/4/)   1.25%(/5/)           1.42%(/5/)(/6/)
 Ratio of expenses to
  average
  net assets...............     0.30%(/3/)    0.30%(/3/)(/4/)    0.30%(/3/)(/4/)   0.37%(/5/)           0.52%(/5/)(/6/)
-----------------------------------------------------------------------------------------------------------------------

 *The Portfolio turnover rates reflect the rate of portfolio activity of the Domini Social Index Portfolio, the underlying portfolio through which the Fund invests.
(1) Commencement of operations.
(2) Distribution was less than $0.005.

(3) Reflects a waiver of fees and expenses paid by Domini Social Investments, LLC, the Sponsor, due to limitations set forth in the Sponsorship Agreement. Had the Sponsor not waived its fees and reimbursed expenses, the ratios of net investment income and expenses to average net assets would have been 0.65% and 0.61%, respectively for the year ended July 31, 1998, and 0.48% and 0.56%, re-spectively for the year ended July 31, 1999 and 0.39% and 0.51%, respectively, for the year ended July 31, 2000.

(4) Reflects a waiver of fees by Domini Social Investments, LLC, the manager of the Domini Social Index Portfolio. Had the Manager not waived its fees, the ra-tio of net investment income and expenses to average net assets for the year ended July 31, 1998 would have been 0.66% and 0.62%, respectively, and 0.47% and 0.57%, respectively for the year ended July 31, 1999.

(5) Total expenses include expenses paid by Signature Financial Group, the prior Administrator, or Kinder, Lydenberg, Domini & Co., the prior Adviser in excess of expense payment and sponsor fees. Had these expenses not been paid by the Signature Financial Group and Kinder, Lydenberg, Domini & Co. the ratios of net investment income and expenses to average net assets for the periods ended July 31, 1997 and 1996 would have been 0.93% and 0.65%, and 1.15% and 0.97%, respectively.
(6) Annualized.

                                    - B-1 -

                                     NOTES

For Additional Information

Annual and Semi-Annual Reports

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. These reports include a discus-sion of the market conditions and investment strategies that significantly af-fected the Fund's performance during its last fiscal year, as well as a com-plete listing of the Fund's holdings. They are available by mail from Domini Social Investments, or on our website, www.domini.com.

Statement of Additional Information

The Fund's Statement of Additional Information contains more detailed informa-tion about the Fund and its management and operations.The Statement of Addi-tional Information is incorporated by reference into this prospectus and is le-gally part of it. It is available by mail from Domini Social Investments.

Proxy Voting Guidelines & Social Screening Criteria
Published annually, this booklet describes how we will vote our proxies and contains information about the social screens used to maintain the Domini 400 Social Index.The booklet also contains a description of our shareholder activ-ism program. It is available by mail from Domini Social Investments, or on our website, www.domini.com.

Contact Domini

To make inquiries about the Fund or obtain copies of any of the above, free of charge, call 1-800-762-6814, or write to:

 Domini Social Investments
 P.O. Box 60494
 King of Prussia, PA 19406-0494

Web Site: To learn more about the Fund or about socially responsible investing, visit us online at www.domini.com.

Securities and Exchange Commission

Information about the Fund (including the Statement of Additional Information) is available at the Commission's website, www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.You may also visit the Commission's Public Reference Room in Washington, D.C. For more information about the Public Reference Room you may call the Commission at 1-202-942-8090.

File No. 811-7599

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 2000

                     DOMINI INSTITUTIONAL SOCIAL EQUITY FUND




TABLE OF CONTENTS                                                           PAGE

1.   The Fund............................................................     2

2.   Investment Objective; Information Concerning Investment
     Structure; Investment Policies and Restrictions.....................     2

3.   Performance Information.............................................     10

4.   Determination of Net Asset Value; Valuation of Portfolio
     Securities..........................................................     11

5.   Management of the Fund and the Portfolio............................     12

6.   Independent Auditors................................................     20

7.   Taxation............................................................     21

8.   Portfolio Transactions and Brokerage Commissions....................     22

9.   Description of Shares, Voting Rights and Liabilities................     24

10.  Financial Statements................................................     26


     This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated December 1, 2000, as amended from time to time. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 26 hereof. These financial statements can be found in the Fund's Annual Report to Shareholders. An investor may obtain copies of the Fund's Prospectus and Annual Report without charge by contacting DSIL Investment Services LLC, the Fund's distributor, at (800) 762-6814.

     This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus.

                                   1. THE FUND

     The Domini Institutional Social Equity Fund (the "Fund") is a no-load, diversified, open-end management investment company. The Fund is a series of shares of beneficial interest of Domini Institutional Trust (the "Trust"), which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 1, 1996 and commenced operations on May 30, 1996. The Trust offers to buy back (redeem) shares of the Fund from its shareholders at any time at net asset value. References in this Statement of Additional Information to the "Prospectus" are to the current Prospectus of the Fund, as amended or supplemented from time to time.

     Domini Social Investments LLC ("DSIL"), the Fund's sponsor (the "Sponsor"), supervises the overall administration of the Fund. The Board of Trustees provides broad supervision over the affairs of the Fund. Shares of the Fund are continuously sold by DSIL Investment Services LLC, the Fund's distributor (the "Distributor"). The minimum initial investment is $2,000,000. An investor should obtain from the Distributor, and should read in conjunction with the Prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed.

     The Fund seeks to achieve its investment objective by investing all its assets in the Domini Social Index Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. DSIL is the Portfolio's investment manager (the "Manager"). Mellon Equity Associates, LLP ("Mellon Equity") is the Portfolio's investment submanager (the "Submanager"). The Submanager manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objective and policies. Kinder, Lydenberg, Domini & Co., Inc. ("KLD") determines the composition of the Domini 400 Social Index(SM) (the "Domini Social Index"). "Domini 400," "Domini Social Index," "Domini 400 Social Index" and "investing for good" are service marks of KLD which are licensed to DSIL with the consent of Amy L. Domini (with regard to the word "Domini"). Pursuant to agreements among KLD, DSIL, Amy L. Domini, and each of the Trust and the Portfolio, the Trust and the Portfolio may be required to discontinue use of one or more of these service marks if (i) DSIL ceases to be the Manager of the Portfolio, (ii) Ms. Domini or DSIL withdraws her or its consent to the use of the word "Domini," or (iii) the license agreement between KLD and DSIL is terminated.

                            2. INVESTMENT OBJECTIVE;
                  INFORMATION CONCERNING INVESTMENT STRUCTURE;
                      INVESTMENT POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVE

     The investment objective of the Fund is to provide its shareholders with long-term total return which matches the performance of the Domini Social Index.

     The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but not without written notice thereof to shareholders thirty days prior to implementing the change. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their financial positions and needs. The investment objective of the Portfolio may also be changed without the approval of the investors in the Portfolio, but not without written notice thereof to the investors in the Portfolio (and notice by the Fund to its shareholders) 30 days prior to implementing the change. There can, of course, be no assurance that the investment objective of either the Fund or the Portfolio will be achieved.

                   INFORMATION CONCERNING INVESTMENT STRUCTURE

     Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Investors in the Fund should be aware that differences in sales commissions and operating expenses may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Manager at 212-217-1100.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. This possibility also exists for traditionally structured funds which have large or institutional investors. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Subject to exceptions that are not inconsistent with applicable rules or policies of the Securities and Exchange Commission (the "SEC"), whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Fund's votes at the Portfolio meeting. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objective, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution) from the Portfolio. If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other potential means for meeting shareholder redemption requests, such as borrowing.

     The Trust's Trustees believe that the aggregate per share expenses of the Fund and the Portfolio are less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment manager and an investment submanager and invested directly in the types of securities being held by the Portfolio.

     The Trust may withdraw the Fund's investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retention of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. In the event the Trustees of the Trust were unable to find a substitute investment company in which to invest the Fund's assets and were unable to secure directly the services of an investment manager and investment submanager, the Trustees will seek to determine the best course of action.

                               INVESTMENT POLICIES

     The following supplements the information concerning the Fund's and the Portfolio's investment policies contained in the Prospectus and should only be read in conjunction therewith. References to the Portfolio include the Fund, unless the context otherwise requires.

     INDEX INVESTING: The Portfolio is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the Domini Social Index. Moreover, inclusion of a stock in the Domini Social Index does not imply an opinion by KLD, the Manager or the Submanager as to the merits of that specific stock as an investment. Because the Portfolio seeks to track, rather than exceed, the performance of a particular index, investors should not expect to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth. However, KLD and the Manager believe that enterprises which exhibit a social awareness, based on the criteria described in the Prospectus, should be better prepared to meet future societal needs for goods and services and may also be less likely to incur certain legal liabilities that may be incurred when a product or service is determined to be harmful, and that such enterprises should over the longer term be able to provide a positive return to investors.

     The Portfolio intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the Domini Social Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the Portfolio, and the extent of the correlation of the holdings of the Portfolio with the Domini Social Index, will reflect the Submanager's judgment as to the appropriate balance between the goal of correlating the holdings of the Portfolio with the composition of the Domini Social Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of interests in the Portfolio. To the extent practicable, the Portfolio will seek a correlation between the weightings of securities held by the Portfolio and the weightings of the securities in the Domini Social Index of 0.95 or better. A figure of 1.0 would indicate a perfect correlation. To the extent practicable, the Portfolio will attempt to be fully invested. The ability of the Fund to duplicate the performance of the Domini Social Index by investing in the Portfolio will depend to some extent on the size and timing of cash flows into and out of the Fund and the Portfolio as well as the Fund's and the Portfolio's expenses.

     The Board of Trustees will receive and review, at least quarterly, a report prepared by the Submanager comparing the performance of the Fund and the Portfolio with that of the Domini Social Index, and comparing the composition and weighting of the Portfolio's holdings with those of the Domini Social Index, and will consider what action, if any, should be taken in the event of a significant variation between the performance of the Fund or the Portfolio, as the case may be, and that of the Domini Social Index, or between the composition and weighting of the Portfolio's securities holdings with those of the stocks comprising the Domini Social Index. If the correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Domini Social Index or the correlation between the performance of the Fund, before expenses, and the performance of the Domini Social Index falls below 0.95, the Board of Trustees will review with the Submanager methods for increasing such correlation, such as through adjustments in securities holdings of the Portfolio.

     In selecting stocks for inclusion in the Domini Social Index, KLD evaluated, in accordance with the social criteria described in the Prospectus, each of the companies the stocks of which comprise the Standard and Poor's 500 Composite Stock Price Index (the "S&P 500"). If a company whose stock was included in the S&P 500 met KLD's social criteria and met KLD's further criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover, it was included in the Domini Social Index. As of July 31, 2000, of the 500 companies whose stocks comprised the S&P 500, approximately 58% were included in the Domini Social Index. The remaining stocks comprising the Domini Social Index (i.e., those which are not included in the S&P 500) were selected based upon KLD's evaluation of the social criteria described in the Prospectus, as well as upon KLD's criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover. A company which is not included in the S&P 500 may be included in the Domini Social Index primarily in order to afford representation to an industry sector which would otherwise be under-represented in the Domini Social Index. Because of the social criteria applied in the selection of stocks comprising the Domini Social Index, industry sector weighting in the Domini Social Index may vary materially from the industry weightings in other stock indices, including the S&P 500, and certain industry sectors will be excluded altogether. KLD may exclude from the Domini Social Index stocks issued by companies which are in bankruptcy or whose bankruptcy KLD believes may be imminent. KLD may also remove from the Domini Social Index stocks issued by companies which no longer meet its investment criteria.

     The weightings of stocks in the Domini Social Index are based on each stock's relative total market capitalization (i.e., market price per share times the number of shares outstanding). Because of this weighting, as of July 31, 2000 approximately 37% and 55% of the Domini Social Index was comprised of the 10 largest and 20 largest companies, respectively, in the Domini Social Index.

     The component stocks of the S&P 500 are chosen by Standard & Poor's Ratings Group ("S&P") solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange ("NYSE") common stock population, taken as the assumed model for the composition of the total market. Construction of the S&P 500 by S&P proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the S&P 500 does not comprise the 500 largest companies listed on the NYSE. Not all stocks included in the S&P 500 are listed on the NYSE. However, the total market value of the S&P 500 as of July 31, 2000 represented approximately 68% of the aggregate market value of common stocks traded on the NYSE. Inclusion of a stock in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment, nor is S&P a sponsor of or otherwise affiliated with the Fund or the Portfolio.

     CONCENTRATION: It is a fundamental policy of the Portfolio and the Fund that neither the Portfolio nor the Fund may invest more than 25% of the total assets of the Portfolio or the Fund, respectively, in any one industry, although the Fund will invest all of its assets in the Portfolio, and the Portfolio may and would invest more than 25% of its assets in an industry if stocks in that industry were to comprise more than 25% of the Domini Social Index. Based on the current composition of the Domini Social Index, this is considered highly unlikely. If the Portfolio were to concentrate its investments in a single industry, the Portfolio and the Fund would be more susceptible to any single economic, political or regulatory occurrence than would be another investment company which was not so concentrated.

     FOREIGN ISSUERS: Some of the stocks included in the Domini Social Index may be stocks of foreign issuers (provided that the stocks are traded in the United States in the form of American Depositary Receipts or similar instruments the market for which is denominated in United States dollars). Securities of foreign issuers may represent a greater degree of risk (i.e., as a result of exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers. With respect to stocks of foreign issuers, the Portfolio does not purchase securities which the Portfolio believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Portfolio's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to any of the Portfolio's investments, the effect may be to reduce the income received by the Portfolio on such investments.

     RULE 144A SECURITIES: Although the Portfolio does not have any current intention to do so, the Portfolio may invest in securities which may be resold pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act").

     LOANS OF SECURITIES: Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, the Portfolio may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. The Portfolio may lend its securities to the broker-dealers and financial institutions, provided that (1) the loan is secured continuously by collateral, consisting of securities, cash or cash equivalents, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the Portfolio may at any time call the loan and obtain the return of the securities loaned within three business days; (3) the Portfolio will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Portfolio.

     The Portfolio will earn income for lending its securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

     In connection with lending securities, the Portfolio may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Portfolio, the Manager or the Submanager.

     OPTION CONTRACTS: Although it has no current intention to do so, the Portfolio may in the future enter into certain transactions in stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Portfolio or possible declines in the value of securities which are expected to be sold by the Portfolio. Generally, the Portfolio would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks.

     The purchase of an option on an equity security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

     Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While the Portfolio would establish an option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio.

     Each exchange on which option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Manager does not believe that these trading and position limits would have an adverse impact on the possible use of hedging strategies by the Portfolio.

     SHORT SALES: Although it has no current intention to do so, the Portfolio may make short sales of securities or maintain a short position, if at all times when a short position is open the Portfolio owns an equal amount of such securities, or securities convertible into such securities.

     CASH RESERVES: The Portfolio may invest cash reserves in short-term debt securities (i.e., securities having a remaining maturity of one year or less) issued by agencies or instrumentalities of the United States Government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits or repurchase agreements, provided that the issuer satisfies certain social criteria. The Portfolio does not currently intend to invest in direct obligations of the United States Government. Short-term debt securities purchased by the Portfolio will be rated at least Prime-1 by Moody's Investors Service, Inc. or A-1+ or A-1 by S&P or, if not rated, determined to be of comparable quality by the Portfolio's Board of Trustees. The Portfolio's policy is to hold its assets in such securities pending readjustment of its portfolio holdings of stocks comprising the Domini Social Index and in order to meet anticipated redemption requests. Such investments are not intended to be used for defensive purposes in periods of anticipated market decline.

                            -------------------------

     The approval of the Fund and of the other investors in the Portfolio is not required to change the investment objective or any of the non-fundamental investment policies discussed above, including those concerning security transactions.

                            INVESTMENT RESTRICTIONS

     FUNDAMENTAL RESTRICTIONS: The Fund and the Portfolio have each adopted the following policies which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund or the Portfolio, respectively, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund or the Portfolio, respectively, present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively, are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

     Except as described below, whenever the Trust is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of the shareholders of the Fund and will cast its vote proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of shareholders of the Fund with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nevertheless be voted on by the Trustees of the Trust.

     Neither the Fund nor the Portfolio may:

     (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes either the Fund or the Portfolio may borrow an amount not to exceed 1/3 of the current value of the net assets of the Fund or the Portfolio, respectively, including the amount borrowed (moreover, neither the Fund nor the Portfolio may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or the Portfolio, respectively, taken in each case at market value) (it is intended that the Portfolio would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Portfolio while effecting an orderly liquidation of securities);

     (2) purchase any security or evidence of interest therein on margin, except that either the Fund or the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that either the Fund or the Portfolio may make deposits of initial deposit and variation margin in connection with the purchase, ownership, holding or sale of options;

     (3) write any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or
(ii) the purchase, ownership, holding or sale of options on securities;

     (4) underwrite securities issued by other persons, except that the Fund may invest all or any portion of its assets in the Portfolio and except insofar as either the Fund or the Portfolio may technically be deemed an underwriter under the 1933 Act in selling a security;

     (5) make loans to other persons except (a) through the lending of securities held by either the Fund or the Portfolio and provided that any such loans not exceed 30% of its total assets (taken in each case at market value), or (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets will be invested in repurchase agreements maturing in more than seven days; for additional related restrictions, see paragraph (6) immediately following;

     (6) invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days and other than securities which may be resold pursuant to Rule 144A under the 1933 Act if the Board of Trustees determines that a liquid market exists for such securities) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days), except that the Fund may invest all or any portion of its assets in the Portfolio;

     (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund and Portfolio reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or the Portfolio);

     (8) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund or the Portfolio, as applicable, owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the Fund's or the Portfolio's, as applicable, net assets (taken in each case at market value) is held as collateral for such sales at any one time;

     (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating paragraph (1) above;

     (10) as to 75% of its assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Portfolio's or the Fund's, as applicable, assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States or any agency or instrumentality of the United States), except that for purposes of this restriction the issuer of an option shall not be deemed to be the issuer of the security or securities underlying such contract and except that the Fund may invest all or any portion of its assets in the Portfolio; or

     (11) invest more than 25% of its assets in any one industry unless the stocks in a single industry were to comprise more than 25% of the Domini Social Index, in which case the Portfolio or the Fund, as applicable, will invest more than 25% of its assets in that industry, and except that the Fund may invest all of its assets in the Portfolio.

     In addition, as a matter of fundamental policy, the Trust will invest all of the investable assets of the Fund (either directly or through the Portfolio) in one or more of: (i) stocks comprising an index of securities selected applying social criteria, which initially will be the Domini Social Index, (ii) short-term debt securities of issuers which meet social criteria, (iii) cash, and (iv) options on equity securities. This fundamental policy cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund.

     NON-FUNDAMENTAL RESTRICTION: Neither the Fund nor the Portfolio will as a matter of operating policy:

purchase puts, calls, straddles, spreads and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the Fund's or the Portfolio's total assets at the time of such purchase.

     This restriction is not fundamental and may be changed with respect to the Fund by the Fund without approval by the Fund's shareholders or with respect to the Portfolio by the Portfolio without the approval of the Fund or its other investors. The Fund will comply with the state securities laws and regulations of all states in which it is registered.

     PERCENTAGE RESTRICTIONS: If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or the Portfolio or a later change in the rating of a security held by the Fund or the Portfolio will not be considered a violation of policy; provided that if at any time the ratio of borrowings of the Fund or the Portfolio to the net asset value of the Fund or the Portfolio, respectively, exceeds the ratio permitted by Section 18(f) of the 1940 Act, the Fund or the Portfolio as the case may be, will take the corrective action required by

Section 18(f).

                           3. PERFORMANCE INFORMATION

     Performance information concerning the Fund may from time to time be used in advertisements, shareholder reports or other communications to shareholders. The Fund may provide its period, annualized, and average annual "total rates of return". The "total rate of return" refers to the change in the value of an investment over a stated period based on any change in net asset value per share and includes the value of any shares purchasable with any dividends or capital gains declared during such period. Period total rates of return may be "annualized". An average "annualized" total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a 52-week period, and that all dividends and capital gains distributions are reinvested. An annualized total rate or return will be slightly higher than a period total rate of return if the period is shorter than one year, because of the effect of compounding. Average annual total return figures represent the average annual percentage change over the specified period.

     The Trust will calculate the Fund's total rate of return for any period by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share (i.e., net asset value) on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

     Average annual total return is a measure of the Fund's performance over time. It is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 initial investment in Fund shares on the first day of the period and computing the redeemable value of the investment at the end of the period. The redeemable value is then divided by the initial investment, and its quotient is taken to the Nth root (N representing the number of years in the period) and is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment date during the period.

     Set forth below is average annual total return information for shares of the Fund for the periods indicated, assuming that capital gains distributions, if any, were reinvested. Historical performance information for any period or portion thereof prior to the establishment of the Fund will be that of the Portfolio, adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretations.

Period                                              Average Annual Total Return
------                                              ---------------------------
One year ended July 31, 2000                              8.85%
Five years ended July 31, 2000                           23.91%
June 3, 1991 (Commencement of Operations                     >=
of the Portfolio) to July 31, 2000                       18.31%


     Since the Fund's average annual total return quotations are based on historical earnings and since rates of return fluctuate over time, these quotations should not be considered as an indication or representation of the future performance of the Fund.

     Total rate of return information with respect to the Domini Social Index will be computed in the same fashion as set forth above with respect to the Fund, except that for purposes of this computation an investment will be assumed to have been made in a portfolio consisting of all of the stocks comprising the Domini Social Index weighted in accordance with the weightings of the stocks comprising the Domini Social Index. Performance information with respect to the Domini Social Index will not take into account brokerage commission and other transaction costs which will be incurred by the Portfolio.

     From time to time the Trust may also quote data and fund rankings from various sources, such as Lipper Analytical Services, Inc., Morningstar, Inc., Wiesenberger, Money Magazine, The Wall Street Journal, Kiplinger's Personal Finance Magazine, Smart Money Magazine, Business Week and The New York Times, and may compare its performance to that of the Domini 400 Social IndexSM and various other unmanaged securities indices, such as the S&P 500 and the Dow Jones Industrial Average. "Standard & Poor(TM)", "S&P(TM)" and "Standard & Poor's 500(TM)" are trademarks of McGraw Hill Companies.

                      4. DETERMINATION OF NET ASSET VALUE;
                        VALUATION OF PORTFOLIO SECURITIES


     The net asset value of each share of the Fund is determined each day on which the NYSE is open for trading ("Fund Business Day"). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination of net asset value of shares of the Fund is made once during each such day as of the close of the NYSE by dividing the value of the Fund's net assets (i.e., the value of its investment in the Portfolio and any other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order. See "Shareholder Manual" in the Prospectus.

     The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same day as the Fund determines its net asset value per share. The net asset value of the Fund's investment in the Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities.

     Equity securities held by the Portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Options and futures contracts are normally valued at the settlement price on the exchange on which they are traded. Short-term obligations with remaining maturities of less than sixty days are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio. Portfolio securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio's Board of Trustees.

     A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Portfolio's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Portfolio could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     Interest income on short-term obligations held by the Portfolio is determined on the basis of interest accrued less amortization of premium.

     Shares may be purchased directly from the Distributor.

     The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders and has authorized these brokers to designate intermediates to accept such orders. The Fund will be deemed to have received such an order when an authorized broker or its designee accepts the order. Orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or designee. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

                   5. MANAGEMENT OF THE FUND AND THE PORTFOLIO

     The management and affairs of the Trust and the Fund are supervised by the Trust's Trustees under the laws of the Commonwealth of Massachusetts. The management and affairs of the Portfolio are supervised by its Trustees under the laws of the State of New York.

     The Trustees and officers of the Trust and the Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated below, the address of each officer is 536 Broadway, 7th Floor, New York, New York 10012.

                     TRUSTEES OF THE TRUST AND THE PORTFOLIO

AMY L. DOMINI* -- 230 Congress Street, Boston, Massachusetts 02110. Chair, President and Trustee of the Trust, Portfolio and Domini Social Investment Trust; Managing Principal of DSIL; Private Trustee, Loring, Wolcott & Coolidge; Trustee, New England Quarterly (since 1998); Trustee, Episcopal Church Pension Fund; Former Member, Governing Board, Interfaith Center on Corporate Responsibility; Former Trustee, National Association Community Loan Funds; Former Board Member of National Community Capital Association (1987-1990). Her date of birth is January 15, 1950.

JULIA ELIZABETH HARRIS -- 54 Burroughs Street, Jamaica Plain, Massachusetts 02130. Trustee, Domini Social Investment Trust; Vice President, UNC Partners, Inc. (since April 1990); Director and Treasurer, Boom Times, Inc. (1997-1999); Director and Chair of Board of Directors, The Green Book, Inc. (1991 - 1996). Her date of birth is July 11, 1948.

KIRSTEN S. MOY -- 151 North Michigan Avenue, Suite 1209, Chicago, Illinois 60601. Trustee, Domini Social Investment Trust; Consultant, Project Director and Principal Researcher, Community Development Innovation and Infrastructure Initiative (since December 1998); CDFI Rating System Advisory Board Member, National Community Capital Association (since 1999); Member, Community Economic Development Board of Overseers, New Hampshire College (since November 1998); Advisory Group Member, Shorebank Liquidity Project (since 1999); Consultant, Equitable Life Assurance Society (since December 1998); Board Member, Free Associates Theatre Company (since August 1999); Consultant, Social Investment Forum, Community Development Project (June 1998-December 1998); Director, Community Development Financial Institutions Fund, U.S. Department of the Treasury (October 1995 - October 1997); Senior Vice President and Portfolio Manager, Equitable Real Estate Investment Management (prior to October 1995). Her date of birth is June 30, 1947.

WILLIAM C. OSBORN -- 115 Buckminster Road, Brookline, Massachusetts 02445. Trustee, Domini Social Investment Trust; Manager, Commons Capital Management LLC; Consultant, Arete Corporation (prior to 1999); Manager, Venture Investment Management Company LLC (prior to 1999); Vice President and General Manager, TravElectric Services Corp (prior to 1995); President, Environmental Technologies (prior to 1993); Director, Evergreen Solar, Inc; Director, Conservation Services Group;

Director, Fingerlakes Aquaculture LLC; Director, Surgical Sealants, Inc; Director, World Power Technologies, Inc. His date of birth is July 7, 1944.

KAREN PAUL -- 4050 Park Avenue, Miami, Florida 33133. Trustee, Domini Social Investment Trust; Professor of Management and International Business, Florida International University (since 1991); Partner, Trinity Industrial Technology (since 1997); Executive Director, Center for Management in the Americas (since
1997). Her date of birth is September 23, 1944.

GREGORY A. RATLIFF -- 1712 Carmen Avenue, Chicago, Illinois 60640. Trustee, Domini Social Investment Trust; Director, Access to Economic Opportunity, John
D. and Catherine T. MacArthur Foundation (since 1997); Associate Director, Program-Related Investments, John D. and Catherine T. MacArthur Foundation (1993-1997). His date of birth is June 12, 1960.

FREDERICK C. WILLIAMSON, SR. -- Five Roger Williams Green, Providence, Rhode Island 02904. Trustee, Domini Social Investment Trust; Treasurer and Trustee, RIGHA (charitable foundation supporting health care needs) since 1990; Chairman, Rhode Island Historical Preservation and Heritage Commission (since 1995); Trustee, National Parks and Conservation Association (1986-1997); Advisor, National Parks and Conservation Association (since 1997); President's Advisory Board - Salve Regina University, Newport, RI (since 1999). His date of birth is September 20, 1915.

     Each of the Trustees who are not interested persons receives an annual retainer for serving as a Trustee of the Trust, the Portfolio and the Domini Social Investment Trust of $6,000, and in addition, receives $1,000 for attendance at each joint meeting of the Boards of the Trust, the Portfolio and the Domini Social Investment Trust (reduced to $500 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings. The compensation paid to the Trustees for the fiscal year ended July 31, 2000 is set forth below. The Trustees may hold various other directorships unrelated to the Trust or Portfolio.

                                                                                                Total
                                                  Pension or                                Compensation
                                                  Retirement                                 From the
                                                   Benefits                                    Trust,
                               Aggregate          Accrued as            Estimated           Portfolio and
                             Compensation           Part of          Annual Benefits           Domini
                               From the             Trust                 Upon                 Social
                                 Trust             Expenses             Retirement        Investment Trust
Amy L. Domini,                     None              None                  None                   None
Chair, President
and Trustee

Julia Elizabeth Harris,            $1,010            None                  None                   $9,500
Trustee

Kirsten S. Moy,                    $1,010            None                  None                   $9,500
Trustee

William C. Osborn,                 $1,010            None                  None                   $9,500
Trustee

Karen Paul,                        $1,010            None                  None                   $9,500
Trustee

Gregory A. Ratliff,                  $995            None                  None                   $9,000
Trustee

Timothy Smith,                     $1,010            None                  None                   $9,500
Trustee *

Frederick C. Williamson, Sr.,      $1,010            None                  None                   $9,500
Trustee

------------------------

*Mr. Smith resigned as a trustee of the Trust after July 31, 2000.


                                    OFFICERS

STEVEN D. LYDENBERG* -- Vice President of the Trust and the Portfolio; Director of Research of Kinder, Lydenberg, Domini & Co., Inc.; Member, Domini Social Investments LLC (since 1997). His date of birth is October 21, 1945.

DAVID P. WIEDER* -- Vice President of the Trust and the Portfolio (since 1997); Chief Executive Officer and Managing Principal, Domini Social Investments LLC (since 1997); President of FSSI (since 1989); Vice-President of investment companies within Fundamental Family of Funds (1989-1997); Vice-President of Fundamental Portfolio Advisors (1991-1997). His date of birth is January 8, 1966.

SIGWARD M. MOSER* -- Vice President of the Trust and the Portfolio (since 1997); President and Managing Principal, Domini Social Investments LLC (since 1997); President of Communications House International, Inc.; Director of Financial Communications Society. His date of birth is June 12, 1962.

CAROLE M. LAIBLE* -- Secretary and Treasurer of the Trust and the Portfolio (since 1997); Financial Compliance Officer of Domini Social Investments LLC (since 1997); Board of Governors, Daytop - NJ (since 1998); Financial Compliance Officer, FSSI (1994-1997); Financial Compliance Officer and Secretary of investment companies within Fundamental Family of Funds (1994-1997); General Service Manager, McGladrey & Pullen LLP (certified public accountants) (prior to
1994). Her date of birth is October 31, 1963.

     As of October 31, 2000, all Trustees and officers of the Trust and the Portfolio as a group owned less than 1% of the Fund's outstanding shares. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: MAC and Co, FBO Sisters of Charity Health Invest, PO Box 3198, Pittsburgh, PA 15230 (4,642,600.549 shares, 20.98%), MAC and Co, FBO Sisters of Charity Health Pension, PO Box 3398, Pittsburgh, PA 15230 (1,956,536.616, 8.84%), Charles Schwab & Co, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 (1,766,618.656 shares, 7.98%), Compton
Foundation Inc. 545 Middlefield Road, Suite 178, Menlo Park, CA 94025 (1,298,566.710 shares, 5.87%). The Trust has no knowledge of any other owners of record or beneficial owners of 5% or more of the outstanding shares of the Fund. Shareholders owning 25% or more of the outstanding shares of the Fund may take actions without the approval of any other investor in the Fund.

     The Trustees who are not "interested persons" (the "Disinterested Trustees") of the Trust as defined by the 1940 Act are the same as the Disinterested Trustees of the Portfolio. Any conflict of interest between the Trust and the Portfolio will be resolved by the Trustees in accordance with their fiduciary obligations and in accordance with the 1940 Act. The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers (the "Indemnified Parties") against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or Fund shareholders, it is finally adjudicated that the Indemnified Parties engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that the Indemnified Parties did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such Indemnified Parties have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                             MANAGER AND SUBMANAGER

     DSIL provides advice to the Portfolio pursuant to a Management Agreement (the "Management Agreement"). The services provided by the Manager consist of furnishing continuously an investment program for the Portfolio. DSIL will have authority to determine from time to time what securities are purchased, sold or exchanged, and what portion of assets of the Portfolio is held uninvested. DSIL will also perform such administrative and management tasks as may from time to time be reasonably requested, including: (i) maintaining office facilities and furnishing clerical services necessary for maintaining the organization of the Portfolio and for performing administrative and management functions; (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and monitoring of performance and billings of the Portfolio's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (iii) overseeing (with the advice of Portfolio's counsel) the preparation of and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (iv) preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and (v) arranging for maintenance of the books and records of the Portfolio. The Manager furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Management Agreement will continue in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority of the outstanding voting securities of the Portfolio at a meeting called for the purpose of voting on the Management Agreement (with the vote of each investor in the Portfolio being in proportion to the amount of its investment), and, in either case, by a majority of the Portfolio's Trustees who are not parties to the Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Management Agreement.

     The Management Agreement provides that the Manager may render services to others. DSIL may employ, at its own expense, or may request that the Portfolio employ (subject to the requirements of the 1940 Act) one or more subadvisers or submanagers, subject to DSIL's supervision. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio when authorized either by majority vote of the outstanding voting securities in the Portfolio (with the vote of each investor in the Portfolio being in proportion to the amount of its investment) or by a vote of a majority of its Board of Trustees, or by the Manager, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolio, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

     Under the Management Agreement between the Portfolio and DSIL, DSIL's fee for advisory and administrative services to the Portfolio is 0.20% of the average daily net assets of the Portfolio.

     DSIL is a Massachusetts limited liability company with offices at 536 Broadway, 7th Floor, New York, New York 10012, and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The names of the principal owners of DSIL and their relationship to the Trust follows: Amy L. Domini, Chair of the Board and President of the Trust, is the Manager and principal executive officer and a co-owner of DSIL. Sigward M. Moser, Vice President of the Trust, is a co-owner of DSIL. David P. Wieder, Vice President of the Trust is a co-owner of DSIL. Mr. Wieder is also President and an owner of FSSI, which served as the Trust's transfer agent until September 24, 1999.

     Mellon Equity manages the assets of the Portfolio pursuant to an Investment Submanagement Agreement (the "Submanagement Agreement"). The Submanager furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio. The Submanagement Agreement will continue in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority vote of the outstanding voting securities in the Portfolio at a meeting called for the purpose of voting on the Submanagement Agreement (with the vote of each being in proportion to the amount of its investment), and, in either case, by a majority of the Portfolio's Trustees who are not parties to the Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Submanagement Agreement.

     The Submanagement Agreement provides that the Submanager may render services to others. The Submanagement Agreement is terminable without penalty upon not more than 60 days' nor less than 30 days' written notice by the Portfolio when authorized either by majority vote of the outstanding voting securities in the Portfolio (with the vote of each being in proportion to the amount of their investment) or by a vote of the majority of its Board of Trustees, or by the Manager with the consent of the Trustees and may be terminated by the Submanager on not less than 90 days' written notice to the Manager and the Trustees, and will automatically terminate in the event of its assignment. The Submanagement Agreement provides that the Submanager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolio, except for wilful misfeasance, bad faith or gross negligence or reckless disregard for its or their obligations and duties under the Submanagement Agreement.

     Under the Submanagement Agreement, DSIL pays Mellon Equity an investment submanagement fee equal on an annual basis to 0.07% of the average daily net assets of the Portfolio.

     Effective January 1, 1998, Mellon Equity Associates was reorganized as a Pennsylvania limited liability partnership. Pursuant to an Agreement and Plan of Merger dated December 29, 1997, (the "Merger Agreement"), Mellon Equity Associates was merged into Mellon Equity Associates, LLP, a newly-formed Pennsylvania limited liability partnership, with Mellon Equity Associates, LLP being the surviving entity. Mellon Bank, N.A. ("Mellon Bank") is the 99% limited partner and MMIP, Inc. is the 1% general partner of Mellon Equity Associates, LLP. In accordance with the provisions of the Merger Agreement, all property, rights, privileges, franchises, patents, trademarks, licenses, registrations, and other assets and interests of Mellon Equity Associates vested in Mellon Equity Associates, LLP. By operation of law, the obligations and liabilities of Mellon Equity Associates were assumed by Mellon Equity Associates, LLP. Mellon Equity is a professional investment counseling firm that provides investment management services to the equity and balanced pension, public fund, and profit-sharing investment management markets, and is a registered investment adviser under the Advisers Act. Mellon Bank's predecessor organization managed domestic equity, tax-exempt and institutional pension accounts since 1947. The address of Mellon Equity and each of the principal executive officers and directors of Mellon Equity is 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania 15258.

     Prior to October 22, 1997, pursuant to an investment advisory agreement (the "KLD Advisory Agreement"), KLD served as investment adviser to the Portfolio and furnished continuously an investment program by determining the stocks to be included in the Domini Social Index. Additionally, prior to October 22, 1997, pursuant to a management agreement (the "Mellon Equity Management Agreement"), Mellon Equity served as investment manager and managed the assets of the Portfolio on a daily basis. Prior to October 22, 1997 and until November 15, 1999, Mellon Equity was paid investment management fees equal on an annual basis to 0.10% of the average daily net assets of the Portfolio. Prior to October 22, 1997, pursuant to a sponsorship agreement (the "KLD Sponsorship Agreement"), KLD furnished administrative services for the Portfolio. Prior to October 22, 1997, pursuant to an administrative services agreement (the "Signature Administration Agreement"), Signature Broker-Dealer Services, Inc. served as the administrator of the Portfolio. Prior to October 22, 1997, the aggregate investment management and administration fees under the prior agreements with respect to the Portfolio were equal to 0.15% of the Portfolio's average daily net assets for its then current fiscal year.

     For the fiscal years ended July 31, 2000 and 1999, the Portfolio incurred approximately $3,257,616 and $1,791,617, respectively, in management fees pursuant to the Management Agreement. For the fiscal year end July 31, 1998, the Portfolio incurred approximately $701,774 in management fees pursuant to the Management Agreement, $17,385 in advisory fees pursuant to the KLD Advisory Agreement, $17,385 in aggregate administration fees pursuant to the Signature Administration Agreement and $86,354 in management fees pursuant to the Mellon Equity Management Agreement. For the fiscal year ended July 31, 1997, the Portfolio incurred $46,528 in advisory fees pursuant to the KLD Advisory Agreement, $46,528 in administration fees pursuant to the KLD Sponsorship Agreement, $156,868 in aggregate administration fees pursuant to the Signature Administration Agreement, and $182,885 in management fees pursuant to the Mellon Equity Management Agreement.

                                     SPONSOR

     Pursuant to a Sponsorship Agreement, DSIL provides the Fund with oversight, administrative and management services. DSIL provides the Fund with general office facilities and supervises the overall administration of the Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund; the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

maintaining telephone coverage to respond to shareholder inquiries; answering questions from the general public, the media and investors in the Fund regarding the securities holdings of the Portfolio, limits on investment and the Fund's proxy voting philosophy and shareholder activism philosophy; and arranging for the maintenance of books and records of the Fund. The Sponsor provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of the Sponsor or its affiliates.

     For these services and facilities, DSIL receives fees computed and paid monthly from the Fund at an annual rate equal to 0.25% of the average daily net assets of the Fund for the Fund's then-current fiscal year. Currently, DSIL is reducing its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.30% of the average daily net assets of the Fund. For the fiscal year ended July 31, 1998, DSIL waived all of its fees under the Sponsorship Agreement amounting to $94,624. For the fiscal year ended July 31, 1999, DSIL waived all of its fees under the Sponsorship Agreement amounting to $352,663. For the fiscal year ended July 31, 2000, the Fund paid $142,412 in sponsorship fees under the Sponsorship Agreement.

     Prior to October 22, 1997, Signature Broker-Dealer Services, Inc. served as administrator. For the fiscal year ended July 31, 1997, the Fund incurred $14,212 in administrative fees.

     The Sponsorship Agreement with the Trust provides that DSIL may render administrative services to others. The Sponsorship Agreement with the Trust also provides that neither the Sponsor nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for wilful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Sponsorship Agreement.

                                   DISTRIBUTOR

     The Trust has entered into a Distribution Agreement with the Distributor. Under the Distribution Agreement, the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund and is obligated to use its best efforts to find purchasers for shares of the Fund. The Distributor receives no additional compensation for its services under the Distribution Agreement. The Distributor acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead) and equipment. Prior to August 15, 1999, Signature Broker-Dealer Services, Inc. served as the distributor of the Fund.

                          TRANSFER AGENT AND CUSTODIAN

     The Trust has entered into a Transfer Agency Agreement with PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), 4400 Computer Drive, Westborough, MA 01581, pursuant to which PFPC acts as the transfer agent for the Fund. The Transfer Agent maintains an account for each shareholder of the Fund, performs other transfer agency functions, and acts as dividend disbursing agent for the Fund.

     The Trust has entered into a Custodian Agreement with Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, pursuant to which IBT acts as custodian for the Fund. The Portfolio has entered into a Transfer Agency Agreement with IBT pursuant to which IBT acts as transfer agent for the Portfolio. The Portfolio also has entered into a Custodian Agreement with IBT pursuant to which IBT acts as custodian for the Portfolio. The Custodian's responsibilities include safeguarding and controlling the Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolio's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of the Portfolio and the daily net asset value of shares of the Fund. Securities held by the Portfolio may be deposited into certain securities depositaries. The Custodian does not determine the investment policies of the Portfolio or decide which securities the Portfolio will buy or sell. The Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

                                    EXPENSES

     The Fund and the Portfolio each are responsible for all of their respective expenses, including the compensation of their respective Trustees who are not interested persons of the Fund or the Portfolio; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund or the Portfolio; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Fund or the Portfolio; insurance premiums; and expenses of calculating the net asset value of the Portfolio and of shares of the Fund.

     The Fund will also pay sponsorship fees payable to the Sponsor; all expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental offices and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes.

     The Portfolio will also pay the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors; and the investment management fees payable to the Manager.

                             6. INDEPENDENT AUDITORS


     KPMG LLP, 99 High Street, Boston, MA 02110, are the independent auditors for the Trust and for the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                                   7. TAXATION

                     TAXATION OF THE FUND AND THE PORTFOLIO

     FEDERAL TAXES: The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.


     We anticipate that the Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fund must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and other items, without regard to whether it has received any distributions from the Portfolio.


     FOREIGN TAXES: Although we do not expect the Fund will pay any federal income or excise taxes, investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; we do not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

     STATE TAXES: The Trust is organized as a Massachusetts business trust. As long as the Fund qualifies as a "regulated investment company" under the Code, the Fund will not have to pay Massachusetts income or excise taxes. The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York.

                            TAXATION OF SHAREHOLDERS

     TAXATION OF DISTRIBUTIONS: Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the divided is declared.

     DIVIDENDS-RECEIVED DEDUCTION: A portion of the Fund's ordinary income dividends (but none of the Fund's capital gains) is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Moreover, the portion of Fund dividends that is derived from investments in foreign corporations will not qualify for such deduction.

     "BUYING A DIVIDEND": Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     DISPOSITION OF SHARES: In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

                 EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

     OPTIONS, ETC. The Fund's transactions in options will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (e.g., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles", and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund intends to limit its activities in options to the extent necessary to meet the requirements of the Code.

     FOREIGN SECURITIES: Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of non-U.S. currencies for non-hedging purposes may have to be limited in order to avoid a tax on the Fund.

     The foregoing is limited to a discussion of federal taxation. It should not be viewed as a comprehensive discussion of the items referred to or as covering all provisions relevant to investors. Dividends and distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details on their particular tax status.


               8. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Specific decisions to purchase or sell securities for the Portfolio are made by portfolio managers who are employees of the Submanager and who are appointed and supervised by its senior officers. Changes in the Portfolio's investments are reviewed by its Board of Trustees. The portfolio managers of the Portfolio may serve other clients of the Submanager in a similar capacity.

     The Portfolio's primary consideration in placing securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Submanager attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolio and other clients of the Submanager on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Submanager normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Submanager on the tender of the Portfolio's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Portfolio by the Submanager. At present no other recapture arrangements are in effect. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Submanager may consider sales of shares of the Fund and of securities of other investors in the Portfolio as a factor in the selection of broker-dealers to execute the Portfolio's securities transactions. Neither the Portfolio nor the Fund will engage in brokerage transactions with the Manager, the Submanager or the Sponsor or any of their respective affiliates or any affiliate of the Fund or the Portfolio.

     Under the Submanagement Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Submanager may cause the Portfolio to pay a broker-dealer acting on an agency basis which provides brokerage and research services to the Submanager or the Manager an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Submanager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Submanager's or the Manager's overall responsibilities to the Portfolio or to its other clients. Not all of such services are useful or of value in advising the Portfolio.

     The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. However, because of the Portfolio's policy of investing in accordance with the Domini Social Index, the Submanager and the Manager currently intend to make only a limited use of such brokerage and research services.

     Although commissions paid on every transaction will, in the judgment of the Submanager, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Submanager's or the Manager's other clients, in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Certain broker-dealers may be willing to furnish statistical, research and other factual information or services to the Submanager or the Manager for no consideration other than brokerage or underwriting commissions.

     The Submanager and the Manager attempt to evaluate the quality of research provided by brokers. The Submanager and the Manager sometimes use evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions. However, neither the Submanager nor the Manager is able to quantify the amount of commissions which are paid as a result of such research because a substantial number of transactions are effected through brokers which provide research but which are selected principally because of their execution capabilities.

     The fees that the Portfolio pays to the Submanager and the Manager will not be reduced as a consequence of the Portfolio's receipt of brokerage and research services. To the extent the Portfolio's securities transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid for such portfolio transactions and research, by an amount which cannot be presently determined. Such services may be useful and of value to the Submanager or the Manager in serving both the Portfolio and other clients and, conversely, such services obtained by the placement of brokerage business of other clients may be useful to the Submanager or the Manager in carrying out its obligations to the Portfolio. While such services are not expected to reduce the expenses of the Submanager or the Manager, the Submanager or the Manager would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff. For the fiscal years ended July 31, 1997, 1998, 1999 and 2000, the Portfolio paid brokerage commissions of $101,639, $175,344, $327,338 and $256,045, respectively.

     In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of the Submanager's or the Manager's other clients. Investment decisions for the Portfolio and for the Submanager's or the Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

             9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated as of April 1, 1996. Its authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value, issued in separate series. Each share of each series represents an equal proportionate interest in that series with each other share of that series.

     The assets of the Trust received for the issue or sale of the shares of each fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series might be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

     Shares of the Trust entitle their holder to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

     The Trustees of the Trust have the authority to designate additional series and to designate the relative rights and preferences as between the different series. There is presently one series so designated. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Prospectus.

     The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to Trust or Fund shareholders, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides for the maintenance, by or on behalf of the Trust and the Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund and its shareholders and the Trust's Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

     The Portfolio, in which all of the investable assets of the Fund are invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (i.e., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trust's Trustees believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

     Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Fund Business Day. At the close of each such business day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the

Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business on the following Fund Business Day.

                            10. FINANCIAL STATEMENTS

     The audited financial statements of the Fund and the Portfolio (Statement of Assets and Liabilities at July 31, 2000, Statement of Operations for the year ended July 31, 2000, Statement of Changes in Net Assets for each of the years in the two-year period ended July 31, 2000, Financial Highlights for each of the years in the five-year period ended July 31, 2000, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Fund which has been filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder, are hereby incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of KPMG LLP, independent auditors, on behalf of the Fund and the Portfolio.



Domini Social Investments(SM), Domini Institutional Social Equity Fund(SM), Domini Money Market Account(SM), The Responsible Index Fund(SM) and domini.com(SM) are service marks of Domini Social Investments LLC.

                                    PART C

Item 23. Exhibits

*           a(1)   Declaration of Trust of the Registrant.
***         a(2)   Certificate and Amendment No. 1 to Declaration of Trust of
                   the Registrant.
**          b      By-Laws of the Registrant, as amended June 13, 1997.
****        e      Distribution Agreement between the Registrant and DSIL
                   Investment Services LLC, as distributor.
*           g      Custody Agreement between the Registrant and Investors Bank &
                   Trust Company, as custodian.
******      h(1)   Transfer Agency Agreement between the Registrant and PFPC,
                   Inc. ("PFPC").
****        h(2)   Sponsorship Agreement between the Registrant and DSIL, as
                   sponsor.
            h(3)   Expense Limitation Agreement.
****        i      Opinion and consent of counsel.
            j      Consent of independent accountants.
            p      Codes of Ethics.
****        q      Powers of Attorney.
and
*****

________________________
* Incorporated herein by reference from the Registrant's registration statement on Form N-1A (the "Registration Statement") (File no. 811-07599) as filed with the U.S. Securities and Exchange Commission (the "SEC") on April 18, 1996.
** Incorporated herein by reference from the Registration Statement on Form N-1A as filed with the SEC on September 29, 1997.
*** Incorporated herein by reference from the Registration Statement on Form N-1A as filed with the SEC on November 26, 1997.
**** Incorporated herein by reference from the Registration Statement on Form N-1A as filed with the SEC on September 29, 1999.
***** Incorporated herein by reference from the Registration Statement on Form N-1A as filed with the SEC on November 23, 1999.
****** Incorporated herein by reference from the Registration Statement on Form
       N-1A as filed with the SEC on November 30, 1999.

Item 24. Persons Controlled by or under Common Control with Registrant

          Not applicable.

Item 25. Indemnification

         Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, incorporated herein by reference; and (b) Section 4 of the Distribution Agreement by and between the Registrant and DSIL Investment Services LLC, incorporated herein by reference.

         The Trustees and officers of the Registrant and the personnel of the Registrant's administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Item 26. Business and Other Connections of Investment Adviser

          Domini Social Investments LLC ("DSIL") is a Massachusetts limited liability company with offices at 536 Broadway, 7th Floor, New York, New York 10012, and is registered as an investment adviser under the Investment Advisers Act of 1940. The owners of DSIL are James Earl Brooks, Amy Lee Domini, Steven D. Lydenberg, Sigward Moser and David P. Wieder.

                                  Principal                            Employment during the
     Name                      Business Address                        Past Two Fiscal Years
James E. Brooks            Four Arlington Street          President, Equity Resources Group, Inc. (real estate
                           Cambridge, MA 02140            investment)

Amy L. Domini              230 Congress Street            Trustee, Loring, Wolcott & Coolidge (fiduciary)
                           Cambridge, MA 02110

Steven D. Lydenberg        536 Broadway, 7/th/ Floor      Director of Research, KLD
                           New York, NY 10012

Sigward Moser              536 Broadway, 7/th/ Floor      President and Director, Communication House
                           New York, NY 10012             International, Inc. (advertising agency)

David P. Wieder            536 Broadway, 7/th/ Floor      President, Director, Equity Owner and Chairman,
                           New York, NY 10012             Fundamental Shareholder Services, Inc.




Item 27.  Principal Underwriters

          (a) DSIL Investment Services LLC is the distributor for the Registrant. DSIL Investment Services LLC serves as the distributor or placement agent for the following other registered investment companies: Domini Social Equity Fund, Domini Social Bond Fund and Domini Social Index Portfolio.

          (b) The information required by this Item 27 with respect to each director or officer of DSIL Investment Services LLC is incorporated herein by reference from Schedule A of Form BD (File No. 008-44763) as filed by DSIL Investment Services LLC pursuant to the Securities Exchange Act of 1934.

          (c)  Not applicable.

Item 28.  Location of Accounts and Records

       The accounts and records of the Registrant are located, in whole or in part, at the offices of the Registrant and at the following locations:


Name:                             Address:

Domini Social Investments LLC     536 Broadway, 7th Floor
(administrator)                   New York, NY 10012

DSIL Investment Services LLC      536 Broadway, 7th Floor
(distributor)                     New York, NY 10012

Investors Bank & Trust Company    200 Clarendon Street
(custodian)                       Boston, MA 02116

PFPC                              4400 Computer Drive
(transfer agent)                  Westborough, MA 01581

Item 29.  Management Services

       Not applicable.

Item 30.  Undertakings

       Not applicable.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 28th day of November, 2000.


                                      DOMINI INSTITUTIONAL TRUST
                                      By:
                                      Amy L. Domini
                                      -------------------
                                      Amy L. Domini
                                      President

       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on November 28, 2000.

           Signature                                  Title
                                      President (Principal Executive Officer)
Amy L. Domini                         and Trustee of Domini Institutional Trust
-------------------------
Amy L. Domini

Carole M. Laible                      Treasurer (Principal Accounting and
-------------------------             Financial Officer) of Domini Institutional
Carole M. Laible                      Trust

Julia Elizabeth Harris*               Trustee of Domini Institutional Trust
-------------------------
Julia Elizabeth Harris

Kirsten S. Moy*                       Trustee of Domini Institutional Trust
-------------------------
Kirsten S. Moy

William C. Osborn*                    Trustee of Domini Institutional Trust
-------------------------
William C. Osborn

Karen Paul*                           Trustee of Domini Institutional Trust
-------------------------
Karen Paul

Gregory A. Ratliff*                   Trustee of Domini Institutional Trust
-------------------------
Gregory A. Ratliff

Frederick C. Williamson, Sr.*           Trustee of Domini Institutional Trust
------------------------
Frederick C. Williamson, Sr.

*By: Amy L. Domini
------------------------
Amy L. Domini
Executed by Amy L. Domini on
behalf of those indicated
pursuant to Powers of Attorney.

                                  SIGNATURES

       Domini Social Index Portfolio has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A (File No. 333-14449) of Domini Institutional Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 28th day of November, 2000.

                                      DOMINI SOCIAL INDEX PORTFOLIO
                                      By:
                                      Amy L. Domini
                                      -------------------
                                      Amy L. Domini
                                      President of Domini Social Index Portfolio

       This Post-Effective Amendment to the Registration Statement on Form N-1A of Domini Institutional Trust has been signed below by the following persons in the capacities indicated below on November 28, 2000.

           Signature                                  Title
Amy L. Domini                         President (Principal Executive Officer)
-------------------------             and Trustee of Domini Social Index
Amy L. Domini                         Portfolio

Carole M. Laible                      Treasurer (Principal Accounting and
-------------------------             Financial Officer) of Domini Social Index
Carole M. Laible                      Portfolio

Julia Elizabeth Harris*               Trustee of Domini Social Index Portfolio
-------------------------
Julia Elizabeth Harris

Kirsten S. Moy*                       Trustee of Domini Social Index Portfolio
-------------------------
Kirsten S. Moy

William C. Osborn*                    Trustee of Domini Social Index Portfolio
-------------------------
William C. Osborn

Karen Paul*                           Trustee of Domini Social Index Portfolio
-------------------------
Karen Paul

Gregory A. Ratliff*                   Trustee of Domini Social Index Portfolio
-------------------------
Gregory A. Ratliff

Frederick C. Williamson, Sr.*         Trustee of Domini Social Index Portfolio
------------------------
Frederick C. Williamson, Sr.

*By:
Amy L. Domini
------------------------
Amy L. Domini
Executed by Amy L. Domini on behalf
of those indicated pursuant to Powers
of Attorney.

                               INDEX TO EXHIBITS


EXHIBIT NO.         DESCRIPTION OF EXHIBIT

   h(3)             Expense Limitation Agreement.

   j                Consent of independent accountants.

   p                Codes of Ethics.